Accrued Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Payables and Accruals [Abstract]
Interest including interest rate swaps	$ 44,887	$ 26,111
Payroll and benefits	34,828	10,378
Voyage and vessel expenses	25,475	38,921
Audit, legal, contingency and other general expenses	21,626	101,130
Income and other tax payable	3,080	11,147
Total accrued liabilities	$ 129,896	$ 187,687